Exhibit 10.22

DATED ___29th November____________2024

BETWEEN

The parties whose details are set out in Schedule 1 and Schedule 2

(each a Vendor, collectively the Vendors)

AND

Phaos Technology Holdings (Cayman) Limited (Company No. 407937)

(Purchaser)

SHARE SALE AND PURCHASE AGREEMENT

IN RESPECT OF

Phaos Technology Holdings (BVI) Limited

This Share Sale and Purchase Agreement (“Agreement”) is made on __29th November__________________________2024.

BETWEEN

(1)	The parties whose details are set out in Schedule 1 ("Schedule 1") and Schedule 2 attached hereto, being all of the shareholders of Phaos Technology Holdings (BVI) Limited (Company No. 2143510), a company incorporated under the laws of the British Virgin Islands and having its registered office at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands (each a “Vendor”, collectively the "Vendors");

AND

(2)	Phaos Technology Holdings (Cayman) Limited (Company No. 407937), a company incorporated under the laws of the Cayman Islands and having its registered office at 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (“Purchaser”);

(The Vendors and the Purchaser are collectively referred to as the “Parties” and where the context permits or requires, “Party” shall mean any one of them.)

RECITALS:

A.	The Vendors and each of them are desirous of selling the Sale Shares (as defined in Clause 1.1) to the Purchaser and the Purchaser is desirous of purchasing and accepting the transfer of the Sale Shares in the manner as set out in Schedule 1 and on the terms and subject to the conditions of this Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement (including the Recitals and Schedules), unless the context otherwise requires, the following expressions shall have the respective meanings assigned to them below:

“Business Day”	:	means a day in which banks are open for business in British Virgin Islands and excludes a Saturday, Sunday or public holiday;

“Company”	:	means Phaos Technology Holdings (BVI) Limited (Company No. 2143510), a company incorporated in British Virgin Islands ;

“Company Board”	:	means the board of directors of the Company;

“Completion”	:	means the completion of the transfer of the Sale Shares in accordance with this Agreement;

“Completion Date”	:	means the date on which Completion takes place under Clause 5;

“Consideration Shares”	:	means an aggregate of 10,473,625 Class A ordinary shares of US$0.0001 each and 15,125,250 Class B ordinary shares of US$0.0001 each in the Purchaser to be allotted and issued by the Purchaser to the Vendors in the manner as set out in Schedule 1, credited as fully paid, for the purposes of Completion

“Encumbrance(s)”	:	means any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention, preferential right or trust arrangement or other security arrangement or agreement conferring a right to a priority of payment and “Encumber” shall be construed accordingly;

“Purchase Consideration”	:	has the meaning specified in Clause 3.1;

“Sale Shares”	:	:means the 25,598,875 ordinary shares representing the entire issued shares in the Company to be purchased by the Purchaser from the Vendors in the manner as set out in Schedule 1 and “Sale Share” means any one of them; and

“Warranties”	:	means all statements of fact herein and the representations and warranties set out in Schedule 1 given by the Vendor in this Agreement; and

1.2	Interpretation

1.2.1	In this Agreement, unless there is something in the context inconsistent with such construction or unless it is expressly provided otherwise:

(a)	a person includes an individual, firm, partnership, joint venture, unincorporated association, corporation or other body corporate;

(b)	a person includes the legal personal representatives, successors and permitted assigns of that person;

(c)	a statute includes rules, regulations and any other subordinate legislation under it and consolidations, amendments, re-enactments or replacements of any of them;

(d)	this Agreement and any other document or instrument referred to in this Agreement includes this Agreement and any such other document or instrument as amended, supplemented, modified or novated from time to time;

(e)	a “Recital”, “Clause”, “Schedule”, “Appendix” or “Annexure” is a reference to a recital and clause of, and schedule, appendix or annexure to, this Agreement, all of which form an integral part of this Agreement;

(f)	a “Paragraph” is a reference to a paragraph of the Clause or Schedule in which such reference appears;

(g)	writing includes all modes of representing or reproducing words in a legible, permanent and visible form;

(h)	the singular includes the plural and vice versa;

(i)	a gender includes all genders; and

(j)	a date or time of day is a reference to British Virgin Islands date or time.

1.2.2	Headings and sub-headings are inserted for ease of reference only and do not affect the interpretation of this Agreement.

1.2.3	Anything or obligation to be done under this Agreement which requires or falls to be done on a stipulated day, shall be done on the next succeeding Business Day, if the day upon which that thing or obligation is required or falls to be done falls on a day which is not a Business Day.

1.2.4	Any information, fact or matter which is capable of influencing the decision of subscriber of shares or which is necessary for a subscriber to know to enable it to come to a considered judgment is to be regarded as material and unless otherwise provided, the materiality of any inaccuracy, discrepancy, commission or omission, alteration and liability in respect of any relevant subject matter will be construed accordingly.

1.2.5	No rule of construction applies to the disadvantage of a Party because the Party is responsible for the preparation of this Agreement or any part of it.

2.	SALE AND PURCHASE OF SALE SHARES

2.1	Sale and Purchase

Subject to the terms and conditions of this Agreement:

2.1.1	The Vendors and each of them shall sell and procure transfer to the Purchaser the Sale Shares free from all Encumbrances and together with all rights and benefits attaching thereto in the manner as set out in Schedule 1; and

2.1.2	the Purchaser shall purchase and accept the transfer of the Sale Shares from the each of the Vendors free from all Encumbrances and together with all rights and benefits attaching thereto in the manner as set out in Schedule 1.

2.2	Purchase of all Sale Shares

The Purchaser shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all the Sale Shares are completed simultaneously.

3.	CONSIDERATION

3.1	Purchase Consideration

The consideration for the sale, purchase and transfer of the Sale Shares ("Purchase Consideration") is arrived at on a willing buyer–willing seller basis.

3.2	Settlement of Purchase Consideration

The Purchase Consideration shall be satisfied or settled in the manner provided in Clause 5.2 on the Completion Date.

4.	THE VENDORS' OBLIGATION PENDING COMPLETION

4.1	No other dealing with Sale Shares

None of the Vendors shall, after the execution of this Agreement, enter into any agreement, transaction or arrangement whatsoever (whether conditional or otherwise) to sell, dispose of, transfer, assign, convey or Encumber its entire portion of Sale Shares or any part thereof to any other party whomsoever unless otherwise provided in this Agreement.

5.	COMPLETION

5.1	Completion shall take place at the execution of this Agreement or such other date agreed in writing between the Parties.

5.2	On the Completion Date, the following shall take place concurrently:

5.2.1	the Purchaser shall:

(a)	allot and issue the Consideration Shares to the Vendors in the manner as set out in Schedule 1 credited as fully paid; and

(b)	deliver or procure to be delivered to each Vendor, copies of the Purchaser’s duly completed and signed counterpart of the share transfer form (in such prescribed forms under the applicable laws and/or the constitutional documents of the Company) in respect of the Sale Shares; and

(c)	deliver or procure to be delivered to each Vendor a copy of the written resolutions of the Purchaser’s board of directors, approving the allotments and issuance of the Consideration Shares to the Vendors in the manner as set out in Schedule 1; and

(d)	deliver or procure to be delivered to each Vendor a copy of the updated register of members of the Purchaser reflecting the allotments and issuance of the Consideration Shares to the Vendors in the manner as set out in Schedule 1;

5.2.2	each Vendor or any director of the Company (as the case may be) shall deliver or procure to be delivered to the Purchaser:

(a)	copies of the duly completed and signed counterpart of the share transfer form (in such prescribed forms under the applicable laws and/or the constitutional documents of the Company) in favour of the Purchaser by each Vendor, in respect of the Sale Shares, together with the duly sealed original share certificates;

(b)	a copy or extract of the meeting minutes or written resolutions of the Company's board of directors approving:

(i)	the transfer of the Sale Shares to the Purchaser;

(ii)	the cancellation of any and all of the share certificate(s) issued in the name of the Vendors in respect of the Sale Shares;

(iii)	the execution and issuance of a new share certificate issued in the name of the Purchaser in respect of the Sale Shares;

(iv)	the registered agent of the Company to update the register of members; and

(v)	the making of such other entries into such other corporate records of the Company as may be necessary;

(c)	such other papers and documents as the Purchaser may require.

5.2.3	upon fulfilment of the obligations of the Purchaser and Vendors in Clauses 5.2.1 and 5.2.2 of this Agreement, the Vendors or any director of the Company shall direct the register agent to update the register of members of the Company to reflect the Purchaser as the holder of the Sale Shares whereupon the legal and beneficial ownership of the Sale Shares shall be transferred to the Purchaser.
5.2.4	The Consideration Shares shall, upon allotment and issuance, rank pari passu in all respects with the then existing issued shares in the Purchaser.

6.	WARRANTIES / INDEMNITIES

Except as expressly provided in the Warranties to the contrary, each of the Vendors, jointly and severally, give the Warranties in favour of the Purchaser as at the date of this Agreement and as at the Completion Date. Each of the Vendors hereby, jointly and severally warrants to the Purchaser that the information and statements set out in the Warranties are true, accurate and correct in all respects at the date of this Agreement and will continue to be so up to and including Completion. To this effect, the Warranties shall be deemed to be repeated during this period as if they had been entered into afresh during the said period in relation to the facts and circumstances then existing.

7.	TERMINATION

If any Party breaches any of the provisions of this Agreement which (if capable of remedy) is not remedied within fourteen (14) days after being given notice by the aggrieved Party to rectify such breach, the aggrieved Party shall, if the aggrieved Party is not otherwise in breach or default of this Agreement, be entitled to all rights and remedies available at law or in equity.

8.	GENERAL

8.1	Notices

8.1.1	Any notices, demands or other communications required or permitted, under this Agreement shall be in writing and delivered personally or by way of electronic mail or sent by prepaid registered post to the address of the relevant Party set out in Clause 8.1.2 or to such other addresses as a Party may from time to time duly notify the other in writing.

8.1.2	The addresses of the Parties for the purpose of this Agreement are specified below:

The Vendors - Phaos Technology Holdings (BVI) Limited

Attention	:	The Board of Directors
Address	:	Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands
Email address	:	ir@phaostech.com

The Purchaser - Phaos Technology Holdings (Cayman) Limited

Attention	:	The Board of Directors
Address	:	89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands
Email address	:	ir@phaostech.com

8.1.3	A notice shall be effective upon receipt and shall be deemed to have been received:

(a)	if delivered by hand, at the time of delivery;

(b)	if sent by email, when the email is sent; and

(c)	if delivered by pre-paid registered post, seven (7) days after posting.

8.2	Time

Time is of the essence as regards to all dates, periods of time and times specified in this Agreement.

8.3	Law and Jurisdiction

8.3.1	The construction, validity and performance of this Agreement and all non-contractual obligations (if any) arising from or connected with this Agreement shall be governed by the laws of British Virgin Islands.

8.3.2	The Parties to this Agreement irrevocably submit to the exclusive jurisdiction of the courts of British Virgin Islands.

8.4	Enforceability

8.4.1	If one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law or decision, the validity, legality or enforceability of the remaining provisions contained herein shall not be affected or impaired in any way.

8.4.2	Each Party shall, in any such event, execute such additional documents as any other Party may reasonably request in order to give valid, legal and enforceable effect to any provision which is determined to be invalid, illegal or unenforceable.

8.4.3	If any provision shall be void, illegal or unenforceable but would be valid and enforceable if read down, then that provision shall be read down to the extent necessary to render the provision valid and enforceable.

8.5	Waivers

8.5.1	Waiver of any breach of this Agreement or of any right, power, authority, discretion or remedy arising upon a breach of or default under this Agreement, must be in writing and signed by or on behalf of the party granting the waiver.

8.5.2	A breach of or default under this Agreement is not waived by any failure or delay by any Party in exercising or partial exercise of any right, power, authority, discretion or remedy under this Agreement.

8.5.3	A right, power, authority, discretion or remedy created or arising upon a breach or default under this Agreement shall not be waived by any failure or delay in the exercise, or a partial exercise, of that or any other right, power, authority, discretion or remedy under this Agreement.

8.6	Amendment/Variation

Any amendment and/or variation of any term of this Agreement must be in writing and signed by all Parties.

8.7	Cost and Expenses

8.7.1	Each Party shall bear its/his own legal, professional and other costs and expenses incurred by it/him in connection with the negotiation, preparation or completion of this Agreement.

8.7.2	The Purchaser shall bear all stamp duty payable in connection with the purchase of the Sale Shares.

8.8	Successors-in-title and Assignees

8.8.1	No Party may without the prior written consent of the others, assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any party of this Agreement.

8.8.2	This Agreement is binding on the Parties and their respective successors-in-title and permitted assigns, as the case may be. Any reference in this Agreement to any of the Parties shall be construed accordingly.

8.9	Further Assurance

Each of the Parties agrees at its own cost to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the other party may reasonably require, whether on or after the date of this Agreement, to implement and/or give effect to this Agreement and the transaction contemplated by this Agreement.

8.10	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together constitute one instrument. This Agreement shall not be effective until each Party has executed at least one counterpart. Signatures may be exchanged by e-mail, with original signatures to be followed. Each Party agrees to be bound by its own electronic signature and that it accepts the electronic signature of any other Party.

8.11	Entire Agreement

This Agreement constitutes the whole agreement between the Parties. This Agreement supersedes and extinguishes any previous agreements between the Parties, whether orally or in writing, in respect of the transaction contemplated by this Agreement which shall cease to have any further force or effect.

[The remainder of this page is intentionally left blank.]

Schedule 1 Representations and Warranties

1.	Warranties

1.1	General information in respect of the Company

1.1.1	The Company is incorporated in the British Virgin Islands and is duly registered and validly existing under the laws of British Virgin Islands.

1.1.2	The Company is a private company limited by shares and incorporated under the laws of British Virgin Islands.

1.2	Sale Shares

1.2.1	The Sale Shares shall comprise 100% of the entire issued share capital of the Company at the Completion Date.

1.2.2	There are no subsisting agreements or arrangements to create any Encumbrance on or over any of the Sale Shares, whether at this time or in the future, nor are the Sale Shares the subject of any subsisting rights to acquire or options.

1.2.3	The Sale Shares at the Completion Date will be fully paid and no moneys will be owing in respect of them.

1.2.4	All of the Vendors and each of them will on Completion Date be entitled to transfer or procure the transfer of the full legal ownership of the Sale Shares of which it is the legal holder to the Purchaser together with all rights and benefits attaching thereto without the consent of any other person and free of any pre-emptive rights, rights of first refusal or other Encumbrances.

1.2.5	The Sale Shares are genuine and are not subject to any competing interest or claims by any other person.

1.2.6	On the Completion Date, the Purchaser shall be able to register the Sale Shares in the name of the Purchaser subject only to the payment of the relevant stamp duties and registration fees, if any.

1.2.7	On the Completion Date, the Sale Shares are not subject to any approval or consent of the financiers/creditors of the Company for, inter alia, the sale and transfer of the Sale Shares in favour of the Purchaser, upon the terms and subject to the conditions of this Agreement.

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)

FOR AND ON BEHALF OF	)
SINGLIGHT TECHNOLOGY HOLDINGS PTE. LTD.	)	Hong Ming Hui
(Company No. 201914175W))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)

FOR AND ON BEHALF OF	)
TONGHUAI SG ENTERPRISE PTE. LTD.	)
(Company No. 2018244792))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)

FOR AND ON BEHALF OF	)
SG AB VENTURE PTE. LTD.	)
(Company No. 201835425G))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)

FOR AND ON BEHALF OF	)
TONGHUAI SG ENTERPRISE PTE. LTD.	)
(Company No. 202013693K))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
BEH HOOK SENG	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
TAY BENG BOON	)	Tay Beng Boon
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
GAN HONG LOON	)	Gab Hong loon
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
LIEWAH CHOY	)	liew ah Choy
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)

FOR AND ON BEHALF OF	)
OPTOSIGMA SOUTHEAST ASIA PTE. LTD.	)
(Company No. 201904423W))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
SHIM SHOON CHONG	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
JASON NG TECK YEE	)	Jason Ng Teck Yee
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
KOH XIAN WEI	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
WONG SWEE LEE	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by Yosuke Kondo	)
(Company Representative	)
for and on behalf of
SIGMAKOKI CO., LTD.	)
(Company No. T19UF0050K))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
ICHAM MASTER FUND VCC	)
(Company No. T20VC0034C))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
CLARITY PARTNERS MULTl STRATEGY VCC	)
(Company No. T21VC0128L))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
TAM NAI HIM LESLIE	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
TAN, YUJIE	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
WU BO	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
LIM SWEE GEK	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
WONG KEONG WING	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
TAN CHEE WEE TERENCE	)	Tan Chee Wee Terence
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
CHUA JUN HAO, DAVID	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
SAM PENG PUING	)	SAM PENG PUING
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
SHI JING JUN	)	Shing Jing Jun
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
LIU WEIXIAN	)	Liu Weixian
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
CHANG XIANG WEN, TERENCE	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
CHUA YEOW FONG, KELVIN	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
CAO YANG	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
CHEN, HONG	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
WANG XIAOYAN	)	WANG XIAOYAN
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
PANG TECK WAI	)	Pang Teck Wai
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
Zhai yuan	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
WU SHITING	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)

for and on behalf of	)
HARVEST AHEAD LIMITED	)
(Company No. 1880157))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)

for and on behalf of	)
ICAPITAL HOLDINGS (SG) PTE. LTD.	)
(Company No. 202112810M))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

Vendor

SIGNED by	)

for and on behalf of	)
GATE CITY INVESTMENTS LIMITED	)
(Company No. 1954417))
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
TAN CHIEW HIAH	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
CHUA KHENG CHOON	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
WONG WAI WAH	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
KOH HAN ENG	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
LEE WEE CHUAN	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
GOH JUN QI	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
LEE PEI FANG	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
ASTHINA TAN LAI HEOK	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
HO KA WING	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
YANG ZHUOJUN	)
)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

Vendor

SIGNED by	)
Hook Seng beh	)
for and on behalf of	)
Phaos Technology Holding (Cayman) Limited	)
(Company No . 407937)
in the presence of:	)

Witness's signature
Name: Melissa Khoo

Schedule 1

Name of Vendors	No. of Sale Shares Held	Class of Sale Shares	No. of Consideration Shares Received	Total No. of Class B Ordinary Shares held in the Purchaser
SINGLIGHT TECHNOLOGY HOLDINGS PTE. LTD.	3,850,250	Ordinary Shares	3,850,250	3,850,250
TONGHUAI SG ENTERPRISE PTE. LTD.	4,759,750		4,759,750	4,759,750
SG AB VENTURE PTE. LTD.	807,125		807,125	807,125
TONGHUAI SG2 ENTERPRISE PTE. LTD.	1,888,875		1,888,875	1,888,875
BEH HOOK SENG	2,644,000		2,644,000	2,644,000
TAY BENG BOON	587,625		587,625	587,625
GAN HONG LOON	587,625		587,625	587,625
Ordinary Shares Total	15,125,250	-	15,125,250	15,125,250
Name of Vendors	No. of Sale Shares Held	Class of Sale Shares	No. of Consideration Shares Received	Total No. of Class A Ordinary Shares held in the Purchaser
LIEW AH CHOY	1,088,250	Ordinary Shares	1,088,250	1,088,250
OPTOSIGMA SOUTHEAST ASIA PTE. LTD.	24,625		24,625	24,625
SHIM SHOON CHONG	20,500		20,500	20,500
JASON NG TECK YEE	141,625		141,625	141,625
KOH XIAN WEI	25,000		25,000	25,000
WONG SWEE LEE	298,625		298,625	298,625
SIGMAKOKI CO., LTD.	122,875		122,875	122,875
ICHAM MASTER FUND VCC	298,625		298,625	298,625
CLARITY PARTNERS MULTI STRATEGY VCC	124,500		124,500	124,500
TAM NAI HIM LESLIE	543,500		543,500	543,500
TAN, YUJIE	462,125		462,125	462,125
WU BO	69,750		69,750	69,750
LIM SWEE GEK	109,125		109,125	109,125
WONG KEONG WING	1,250		1,250	1,250
TAN CHEE WEE TERENCE	62,500		62,500	62,500
CHUA JUN HAO, DAVID	1,000,000		1,000,000	1,000,000
SAM PENG PUING	250,000		250,000	250,000
SHI JINGJUN	37,500		37,500	37,500
LIU WEIXIAN	121,750		121,750	121,750
CHANG XIANG WEN, TERENCE	121,750		121,750	121,750
CHUA YEOW FONG, KELVIN	121,750		121,750	121,750
CAO YANG	109,125		109,125	109,125
CHEN, HONG	595,750		595,750	595,750
WANG XIAOYAN	89,375		89,375	89,375
PANG TECK WAI	12,000		12,000	12,000
ZHAI YUAN	29,875		29,875	29,875
WU SHITING	59,625		59,625	59,625
HARVEST AHEAD LIMITED	38,125		38,125	38,125
ICAPITAL HOLDINGS (SG) PTE. LTD.	514,000		514,000	514,000
GATE CITY INVESTMENTS LIMITED	257,000		257,000	257,000
TAN CHEW HIAH	587,625		587,625	587,625
CHUA KHENG CHOON	587,625		587,625	587,625
WONG WAI WAH	293,750		293,750	293,750
KOH HAN ENG	293,750		293,750	293,750
LEE WEE CHUAN	293,750		293,750	293,750
GOH JUN QI	293,750		293,750	293,750
LEE PEI FANG	587,625		587,625	587,625
ASTHINA TAN LAI HEOK	293,750		293,750	293,750
HO KA WING	446,750		446,750	446,750
YANG ZHUOJUN	44,750		44,750	44,750
Ordinary Shares Total	10,473,625	-	10,473,625	10,473,625

Schedule 2

Name of Vendors	Address
SINGLIGHT TECHNOLOGY HOLDINGS PTE. LTD.	10 Ubi Crescent, #04-19, Ubi Techpark, Singapore 408564
TONGHUAI SG ENTERPRISE PTE. LTD.	59 Mohamed Sultan Road, #01-10 Sultan-Link, Singapore 238999
SG AB VENTURE PTE. LTD.	57 Mohamed Sultan Road #02-06 Sultan-Link, Singapore 238997
TONGHUAI SG2 ENTERPRISE PTE. LTD.	57 Mohamed Sultan Road #02-04 Sultan-Link, Singapore 238997
BEH HOOK SENG	139 Westwood Avenue, The Woods, Singapore 648242
TAY BENG BOON	302 Hougang Avenue 5, #03-435, Singapore 530302
GAN HONG LOON	140 Bishan Street 12, #04-488, Bishan Green, Singapore 570140
LIEW AH CHOY	96 Holland Grove View, Singapore 276253
OPTOSIGMA SOUTHEAST ASIA PTE. LTD.	83 Science Park Drive, #02-01, The Curie, Singapore 118258
SHIM SHOON CHONG	39, Spg 53 Jalan Telanal Bandar Seri Begawan, Brunei
JASON NG TECK YEE	120 Lower Delta Road, #05-09/11, Cendex Centre, Singapore 169208
KOH XIAN WEI	50 Ubi Avenue 3, #02-08, Frontier, Singapore 408866
WONG SWEE LEE	239 Serangoon Avenue 2, #12-27, Singapore 550239
SIGMAKOKI CO., LTD.	17-2, Simotakahagi-Shinden, Hidaka-Shi, Saitama Prefecture
ICHAM MASTER FUND VCC	9 Temasek Boulevard, #38-02, Suntec Tower Two, Singapore 038989
CLARITY PARTNERS MULTI STRATEGY VCC	53 Mohamed Sultan Road #01-01, Sultan-Link, Singapore 238993
TAM NAI HIM LESLIE	26/F, 1 Robinson Road, Mid-Levels, Hong Kong
TAN, YUJIE	House 80 Mohamed Sultan Road, #03-28, The Pier at Robertson, Singapore 239013
WU BO	Flat F, 16/F, Block 2, 258 Queen’s Road East, The Zenith, Wan Chai, Hong Kong
LIM SWEE GEK	31 Jalan Dusun, #10-01, Gallery Fifteen, Singapore 329370
WONG KEONG WING	491H Tampines Street 45, #12-244, Singapore 527491
TAN CHEE WEE TERENCE	16K Lorong Selangat Milford Villas, Singapore 358754
CHUA JUN HAO, DAVID	11 Toh Yi Drive, #07-361, Toh Yi Gardens, Singapore 590011
SAM PENG PUING	258A Punggol Field, #17-17, Punggol Topaz, Singapore 821258
SHI JINGJUN	8 Whampoa East, #16-22, Eight Riversuites, Singapore 338520
LIU WEIXIAN	31 Woodlands Close, #02-19, Woodlands Horizon, Singapore 737855
CHANG XIANG WEN, TERENCE	11 Clifton Vale, Braddell Heights Estate, Singapore 359683
CHUA YEOW FONG, KELVIN	5 Farrer Road, #07-56, Farrer Gardens, Singapore 260005
CAO YANG	23 Jalan Raja Udang, #10-12, The Arte, Singapore 329216
CHEN, HONG	No 6269 Humin Road, Unit 1004 Shanghai, China
WANG XIAOYAN	238 Orchard Boulevard, #20-05, The Orchard Residences, Singapore 237973
PANG TECK WAI	No 8 Permai Valley Jalan Tuaran, Mile 3 1/2 88450 Likas Sabah, Malaysia
ZHAI YUAN	1 Jiak Kim Street, #33-06, Fraser Residence River Promenade, Singapore 169423
WU SHITING	80 Thomson Ridge, Thomson Ridge, Singapore 574662
HARVEST AHEAD LIMITED	Aegis Chambers, 1st Fl Ellen Skelton Bldg 3076, Sir Francis, Drake’s Highway Rd Town, Tortola VG1110, British Virgin Islands
ICAPITAL HOLDINGS (SG) PTE. LTD.	9 Temasek Boulevard, #38-02B. Suntec Tower 2, Singapore 038989
GATE CITY INVESTMENTS LIMITED	Vistra Corporate Services Centre, Wickhams Cay II Road Town, Torlola, VG1110, British Virgin Islands
TAN CHEW HIAH	52 Begonia Drive, Hock Swee Hill, Singapore 809910
CHUA KHENG CHOON	52 Begonia Drive, Hock Swee Hill, Singapore 809910
WONG WAI WAH	729 Clementi West Street 2, #10-352, Singapore 120729
KOH HAN ENG	8 Bukit Batok Street 41, #14-19, Le Quest, Singapore 657993
LEE WEE CHUAN	183D Boon Lay Avenue, #11-748, Boon Lay Grove, Singapore 644183
GOH JUN QI	358 Bukit Batok Street 31, #10-381, Singapore 650358
LEE PEI FANG	11 Toh Yi Drive, #07-361, Toh Yi Gardens, Singapore 590011
ASTHINA TAN LAI HEOK	221 Lorong 8 Toa Payoh, #15-683, Singapore 310221
HO KA WING	Flat F, 17/F, Tower 8, K. City, 7 Muk Ning Street, Kowloon, Hong Kong
YANG ZHUOJUN	Flat B, 29/F, Blk 5A 9 Austin Road West, Tsimshatsui KLN